Filed pursuant to Rule 497
File No. 333-204659

Supplement dated April 10, 2017
to
Prospectus dated October 6, 2016

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This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of HMS Income Fund, Inc. dated October 6, 2016 (as supplemented and amended from time to time, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission and is available at www.sec.gov or by calling (888) 446-3773. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated in this supplement.

You should carefully consider the “Risk Factors” beginning on page 28 of the Prospectus before you decide to invest.
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This supplement amends the Prospectus as follows:

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

This supplement adds the following paragraph to the end of the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Recent Developments” beginning on page 71 of the Prospectus:

On April 4, 2017, we and ORIX Funds Corp. (“ORIX”) entered into a limited liability company agreement to co-manage HMS-ORIX SLF LLC (the “Joint Venture”). The Joint Venture is expected to invest primarily in broadly-syndicated loans. We and ORIX will have equal representation on the Joint Venture’s Board of Managers. We and ORIX have committed to provide an aggregate of $50 million of equity to the Joint Venture, with us providing $30 million and ORIX providing $20 million. We and ORIX will initially own 60% and 40% of the Joint Venture, respectively. Additionally, the Joint Venture has entered into a $100 million credit facility with Bank of America, N.A. that will help the Joint Venture achieve its investment objectives.